UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2010

COASTLINE CORPORATE SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	333-143752	20-5859893
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 N. Green Valley Parkway, Suite 200
Henderson, NV
(Address of Principal Executive Offices)

89074
(Zip Code)

(702) 990 3382
(Registrant’s Telephone Number, Including Area Code)

111 Second Ave. N.E., Suite 900, St. Petersburg, FL, 33701
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.    Other Events

Item 8.01 Other Events.

On August 20, 2010, Coastline Corporate Services, Inc., a Florida corporation (the “Company”) closed a Bridge Loan Agreement (the “Loan”) for $80,000.  The Loan bears interest at 5% per year and is due on August 20, 2011.  The Loan may be repaid in its entirety including the outstanding interest earlier than the due date by the Company advising the lender of such intent to repay 15 days prior to the anticipated date of repayment. The Loan is unsecured.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.                      Description

10.1	Bridge Loan Agreement dated August 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coastline Corporate Services, Inc.
(Registrant)

By: /s/ Daulat Nijjar
Name: Daulat Nijjar, Title: President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director

Date:  August 24, 2010